EXHIBIT 10.2

THIS IS NOT A PUBLIC DOCUMENT

DEEAS RESOURCES INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

("SUBSCRIPTION AGREEMENT")

(BC – Family, Friends and Business Associates)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES ARE SUBJECT TO A HOLD PERIOD IN ALL OF THE PROVINCES AND TERRITORIES OF CANADA AND MAY NOT BE TRADED IN ANY OF THE PROVINCES OR TERRITORIES OF CANADA EXCEPT AS PERMITTED BY APPLICABLE SECURITIES LEGISLATION.

TO:	DEEAS RECOURSES INC. (the “Issuer”)

6348 49th Avenue

Ladner, BC V4K 5A1

INSTRUCTIONS TO SUBSCRIBER

1.	Complete all the information in the boxes in this Subscription Agreement and sign where indicated with an “X”.
2.	Complete and sign the “Family, Friends and Business Associates Questionnaire” that is attached.
3.	Deliver payment to the Issuer.

Subject and pursuant to the terms set out in the Terms and Conditions beginning on page 3, the General Provisions beginning on page 7 and the other schedules and appendixes incorporated by reference, the undersigned (the “Subscriber”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

Shares
US$0.10 per Shares for a total purchase price of US$
The Subscriber owns, directly or indirectly, the following securities of the Issuer:

The Subscriber directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS:	DELIVERY INSTRUCTIONS (if different than Delivery):
Name to appear on certificate Account reference, if applicable Address	Name and account reference, if applicable Contact name Address Telephone number

EXECUTED by the Subscriber this _______ day of ___________________, 2006. By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the “Address of the Subscriber.”

EXECUTION BY SUBSCRIBER:
X Signature of individual (if Subscriber is an individual) X Authorized signatory (if Subscriber is not an individual) Name of Subscriber (please print) Name of authorized signatory (please print)	Address of Subscriber (residence if an individual) Telephone number and e-mail address of Subscriber
ACCEPTED this _______ day of ________________, 2006. DEEAS RECOURSES INC. Per: Authorized Signatory

By signing this acceptance, the Issuer agrees to be bound by this Subscription Agreement, including the Terms and Conditions, beginning on page 3, the General Provisions beginning on page 5 and the other schedules and appendices incorporated by reference.

Terms and Conditions

The Offering

The Issuer	Deeas Resources Inc.
Offering	The offering is not subject to either a minimum or maximum number of shares of the common voting stock of the Issuer.
Subscription Price	US $0.10 per Share.
Selling Jurisdictions	The Shares may be sold in British Columbia.
Exemptions

The offering will be made in accordance with the following exemptions from the prospectus requirements:

(a)      the “Family, Friends and Business Associates” exemption in the other Provinces of Canada (section 2.5 of National Instrument 45-106); and,

(b)     such other exemptions as may be available under Applicable Legislation.

Hold Period in Canada	Subscribers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.
Closing Date

The completion of the sale and purchase of the Shares will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Agent. Payment for, and delivery of the Shares is scheduled to occur on or before April ___, 2006 or such earlier or later date as determined by the Issuer (the “Closing Date”)

Additional definitions

In this Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)      “agent” means any person engaged by the issuer to conduct or participate in conducting the Offering.

(b)   Purchased Securities” means the Shares purchased under this Subscription Agreement. Each Purchased Security consists of one previously unissued common voting share of the Issuer (a “Share”).

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.
Stock exchange listings	No shares of the Issuer are listed on any exchange.

END OF TERMS

Family, Friends and Business Associates Questionnaire

If the Subscriber is resident in a Canadian province or territory other than Ontario and is not an Accredited Investor, he or she is to check one or more of the following boxes, as appropriate:

(A)	a director, officer, employee or control person of the Issuer	☐
(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer	☐
(C)	a close personal friend of a director, senior officer or control person of the Issuer	☐
(D)	a close business associate of a director, senior officer or control person of the Issuer	☐

If the Subscriber has checked one or more of boxes B, C or D the above paragraph, the director(s), senior officer(s), or control person(s) of the Issuer with whom the Subscriber has the relationship is :

_______________________________________________________

_______________________________________________________

_______________________________________________________

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

Dated ______________________, 2006.

X
Signature of individual (if Subscriber is a natural person)

X
Authorized signatory (if Subscriber is not a natural person)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

THIS IS NOT A PUBLIC DOCUMENT

GENERAL PROVISIONS

1.	DEFINITIONS

1.1          In this Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Agent” has the meaning assigned in the Terms and Conditions;

(c)

“Applicable Legislation” means the Securities Legislation Applicable to the Issuer and all other legislation incorporated in the definition of this term in other parts of this Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(d)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(e)	“Closing Date” has the meaning assigned in the Terms and Conditions;

(f)	“Commissions” means the Securities Commissions with Jurisdiction over the Issuer;

(g)	“Final Closing” means the last closing under the Private Placement;

(h)	“General Provisions” means those portions of this Subscription Agreement headed “General Provisions” beginning on page 7;

(i)	“Private Placement” means the offering of the Purchased Securities on the terms and conditions of the Engagement Agreement and this Subscription Agreement;

(j)	“Purchased Securities” has the meaning assigned in the Terms and Conditions;

(k)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(l)	“Regulatory Authorities” means the Commissions;

(m)	“Securities” has the meaning assigned in the Terms and Conditions;

(n)

“Subscription Agreement” means this document from the cover page to the end of the General Provisions beginning on page 7 and the other schedules and appendixes incorporated by reference into this document; and

(o)	“Terms and Conditions” means those portions of this Subscription Agreement headed “Terms and Conditions” beginning on page 3.

1.2          In this Subscription Agreement, the following terms have the meanings defined in Regulation S: “Directed Selling Efforts”, “Foreign Issuer”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

1.3          In this Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that, as an example, United States dollars are indicated with the prefix “US$”.

1.4          In this Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in this Subscription Agreement.

2	PAYMENT
2.1	Subscription Proceeds must accompany Subscription

The Subscription Proceeds must accompany this Subscription Agreement and shall be paid by certified cheque or bank draft drawn on a Canadian or U.S. chartered bank reasonably acceptable to the Issuer, and made payable and delivered to the Issuer.

2.2	Issuer expressly reserves the right to not accept

The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Issuer. In the event that this Subscription Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, within 60 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3	Interest Free Loan

Where the Subscription Proceeds are paid to the Issuer, the Issuer is entitled to treat such Subscription Proceeds as an interest free loan to the Issuer until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

3.1	Acknowledgements concerning offering

The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser, if any, for whom the Subscriber is contracting) acknowledges that:

(a)	No securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)	there are risks associated with the purchase of the Securities;

(d)

there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(e)	the Subscriber will not be able to sell the Securities except in very limited circumstances.
(f)	the Subscriber may never be able to sell the Securities.

(g)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Subscriber;

(h)

no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation and:

(i)	the Subscriber is restricted from using most of the civil remedies available under the Applicable Legislation;

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under the Applicable Legislation; and

(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(i)

the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Issuer has no obligation to file a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities; and

(j)	the Shares are subject to resale restrictions in Canada and may not be traded except as permitted by the various securities acts of the provinces of Canada and the rules made thereunder
(k)

the Subscriber has been advised to consult the Subscriber's own legal advisors with respect to the applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder and applicable resale restrictions.

(l)	an Agent may receive a commission from the Issuer in connection with this Private Placement.

3.2	Representations by all Subscribers

The Subscriber (on its own behalf and, if applicable, on behalf of each beneficial purchaser, if any, for whom the Subscriber is contracting) represents and warrants to the Issuer and the Agent that, as at the Agreement Date and at the Closing:

(a)	The Subscriber has not and will not be receiving an offering memorandum or other disclosure document from the Issuer;

(b)	to the best of the Subscriber’s knowledge, the Securities were not advertised;

(c)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the purchase price of the Purchased Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or quotation system or that application has been made to list and post any of the Securities for trading on any stock exchange or quotation system;

(d)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(e)

the Subscriber (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(f)

the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, except knowledge of this particular transaction;

(g)

the offer made by this subscription is irrevocable (subject to the Subscriber’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer and approval of the Exchange;

(h)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant to this Subscription Agreement and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(i)

the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(j)	this Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber;

(k)

the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the Applicable Legislation and regulatory policies;

(l)

the Subscriber is capable of assessing the proposed investment as a result of the Subscriber’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer; and,

(m)

if required by Applicable Legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required.

3.3	Reliance, indemnity and notification of changes

The representations and warranties in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Issuer and its Agents in determining its suitability as a purchaser of Purchased Securities, and the Subscriber hereby agrees to indemnify the Issuer and the Agent against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer and its Agents immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement.

3.4	Survival of representations and warranties

The representations and warranties of each Subscriber contained in this Section will survive the Closing.

4.	REPRESENTATIONS AND WARRANTIES OF THE ISSUER

4.1	Representations and warranties

The Issuer represents, warrants and covenants that, as of the date given above and at the Closing:

(a)	The Issuer is a valid and subsisting corporation incorporated and in good standing under the laws of the State of Nevada, U.S.A.;

(b)	the Issuer is duly registered and licensed to carry on business in the jurisdiction in which it carries on business or owns property where required under the laws of the jurisdiction; and

(c)

this Subscription Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has or will have by the Closing full corporate power and authority to undertake the Private Placement.

4.2	Survival of representations and warranties

The representations and warranties of the Issuer contained in this Section will survive the Closing.

5.	Closing

5.1           The Subscriber acknowledges that, although Purchased Securities may be issued to other subscribers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives and that further closings may not take place after the Closing.

5.2          On or before the end of the third business day before the Closing Date, the Subscriber will deliver to the Issuer this Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Subscriber.

5.3           Following the Closing, the Issuer will deliver to the Subscribers certificates representing the Purchased Securities.

6.	LEGEND ON SECURITIES
6.1	Canadian Legend

The Subscriber acknowledges that the Purchased Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) and the rules made thereunder. In particular, pursuant to Multilateral Instrument 45-102, as adopted by the British Columbia Securities Commission, a subsequent trade in any of the Purchased Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation, unless certain conditions are met, including the following:

(a)           at least four months (the “Canadian Hold Period”) shall have elapsed from the date on which the Debentures or Warrants were issued to the Purchasers;

(b)           during the currency of the Canadian Hold Period, any certificate representing the Securities is imprinted with a legend (the “Canadian Legend”) stating:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE.”

(c)           the trade is not a control distribution (as defined in Multilateral Instrument 45-102);

(d)           no unusual effort is made to prepare the market or to create a demand for the Underlying Shares that are the subject of the trade;

(e)           no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

(f)           if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation.

6.2	US Legend

The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

7.	Miscellaneous

7.1           The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of Applicable Laws and any legends placed on the Securities as contemplated by this Subscription Agreement.

7.2           The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of this Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Private Placement.

7.3           The Issuer may rely on delivery by fax machine of an executed copy of this Subscription Agreement, and written acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms of this Subscription Agreement.

7.4           This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

7.5           Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

7.6          Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Purchased Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, by the Agent, or by anyone else.

7.7           This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

7.8           A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1 of this Subscription Agreement.

7.9           This Subscription Agreement is to be read with all changes in gender or number as required by the context.

7.10         This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

END OF GENERAL PROVISIONS

END OF SUBSCRIPTION AGREEMENT